LIBERTY YOUNG INVESTOR SM
                                      FUND

                                Quarterly Report

                                  June 30, 2002

[photo of 2 boys playing]

                                  DID YOU KNOW?

AS YOU READ YOUR SHAREHOLDER REPORT, KEEP AN EYE OUT FOR THIS QUESTION! IT WILL SHOW YOU WHERE YOU CAN FIND:

o ADDITIONAL INFORMATION ABOUT YOUR FUND'S INVESTMENTS,

o DEFINITIONS OF MARKET AND INVESTMENT TERMS, AND

o FURTHER EXPLANATION OF CONCEPTS THAT ARE DISCUSSED IN YOUR REPORT.



Table of Contents

To Our Shareholders                               1
Portfolio Managers' Report                        3
Performance                                       5
Portfolio of Investments                          7


             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

TO OUR SHAREHOLDERS

[photo of Keith T. Banks]


Dear Shareholder,

As you may recall from the previous report, stock prices moved higher over the six-month period that ended in March of 2002. While news about the economy remained fairly good in the second quarter of 2002, stocks did not perform very well. In fact, the S&P 500 was down more than 13% - which was one of the worst quarterly declines in recent history.

There were several possible reasons for the market's decline during the second quarter. The first is the continued concern among investors over what the war against terrorism might mean for the US economy.

The second reason appears to be the questionable business and accounting practices undertaken by several large corporations in the US and around the world. These practices have led to investor worries about the truthfulness and quality of the sales, cash flow, and earnings numbers that report. These numbers are important because they are used to determine what a company's stock is actually worth. As an investor, if you don't have confidence in such numbers, you probably don't want to pay much for the stock.

The final, and perhaps the most important, potential reason for the large decline in stock prices over the last three months, was concern that company earnings for the second quarter would not be as high as stock analysts expected. Earnings expectations were too high going into the quarter. The big recovery in spending and company earnings that we had hoped for at the start of 2002 now seems unlikely to happen until 2003. With lower earnings, a company, its stock, and the stock market as a whole, are worth less to investors. On a positive note, however, we feel that investors may have done more selling for this reason than was necessary.

In an interview with the fund's portfolio managers you'll see how the fund did during the second quarter, what stock trades the managers made, and why they made those trades.

Just so you know, the Liberty Young Investor Fund merged into the Stein Roe Young Investor Fund on July 26, 2002. Investors in the combined fund will become shareholders in the Liberty Young Investor Fund. The portfolio managers and investment objectives of the Liberty Young Investor Fund remain the same.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President
Liberty Funds

Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGERS' REPORT

[photos of Mr. Brady and Mr. Gustafson]

Mr. Brady and Mr. Gustafson, senior vice presidents of Stein Roe and Farnham Incorporated, have been portfolio managers of the fund or the portfolio in which the fund invests since 1995.

How did the fund do during the second quarter?

For the three months that ended on June 30, 2002, the fund's class A shares declined 14.58%. Over the same time, the S&P 500 Index declined 13.39%. As a whole, however, the stocks of large, fast-growing companies fared even worse. Two of the most widely used measures of large, growth company performance are the Nasdaq composite index, which declined 20.64% during the second quarter, and the Russell 1000 Growth index, which fell by 18.67%. Usually, approximately 60% of the fund's portfolio is invested in large-company growth stocks - with the stocks of small- and medium-sized companies making up the rest of the fund's portfolio.



                                  DID YOU KNOW?

For the second quarter of 2002 - April, May, and June - stocks of medium-sized companies represented in the S&P MidCap 400 Index declined 9.31%, versus a decline of 13.39% for the stocks of large companies in the S&P 500 Index. Stocks of smaller companies in the S&P SmallCap 600 Index weathered the storm a little better, with a decline of 6.53%.



Were there any sectors or individual companies in the fund that really hurt performance?

Our investments in stocks of consumer staples and health care companies hurt performance the most. Safeway,1 a leading US grocery store chain that is in the consumer staples sector, performed poorly after its management announced that the company's earnings would be below their previous expectations. We remain confident in this investment, however. We think that the price for Safeway stock is attractive compared to the company's earnings prospects over the next three years. In addition, we have a high regard for the past accomplishments of the company's management.

Johnson & Johnson, an investment in the health care sector, also hurt performance. The stock was a top holding in the fund at the start of the second quarter, when its price was rising because of a new surgical product. Fortunately, we sold some of our shares of Johnson & Johnson after concluding that the stock price had become higher than it was actually worth. This limited damage to the fund's returns when the stock price began to fall. We continue to believe Johnson & Johnson has a good future and plan to maintain an investment in the shares.



                                  DID YOU KNOW?

Today, eBay has more than 46 million users - up from 22 million at the end of 2000. More than $9 billion worth of merchandise was sold on eBay in 2001, an increase of 72% over the year before. A large part of this increase came from sales in the many foreign countries where eBay is available. Today, eBay has more than 18,000 categories of merchandise to choose from, versus 8,000 in 2000.

Source: eBay 2001 annual report to shareholders.

What helped performance?

Although performance in every sector in the portfolio declined during the second quarter, certain of the fund's investments in the information technology and consumer sectors performed relatively well. Even though both sectors were down during the quarter, the sectors outperformed the S&P 500 Index. One technology company that performed well was Intuit, which makes software for consumers and businesses. Another was eBay, the leading online auction company, in which we started investing during the quarter. eBay performed so well, in fact, that we began to take profits in the stock near the end of the quarter. We still have a small position in the company and plan to add more of its stock when the price is more attractive again.

Did you make any other changes?

We made quite a few small changes, which is different from what we've done in the past, and a few large changes as well. We felt an increase in trading was necessary to add value in what could be a more normal market environment over the next five or so years. For the most part, we expect to make trades based on how a stock's price compares to how well its company is doing in other areas. That is called the stock's "valuation."

Some of our valuation-based trades during the second quarter included buying more stock of companies that were already in the fund - such as Microsoft, SLM Corporation, and Gentex. In addition to eBay, as mentioned earlier, we introduced several others stocks to the portfolio - such as Micron Technology, Inc., a semiconductor company.



                                  DID YOU KNOW?

On June 30, 2002, the value of the S&P 500 Index was 989. You have to go back to January of 1998 to see the index below 1000 for more than a few days. The index is now far below its high of 1527 in March of 2000. Stocks may also be a bargain when you compare their prices to the earnings of their companies. Today, the S&P 500 Index has a p/e ratio (stock price divided by earnings) that is low compared to the p/e ratios of the last few years.



Besides selling some of the fund's investments in Johnson & Johnson and eBay, we reduced our investments in Maxim, Hispanic Broadcasting, and Texas Regional Bancshares. In addition, we eliminated investments in the Gap and Biomet because we were no longer comfortable with the long-term outlook for each of these companies.

What does the future look like for stocks?

We try to stay away from predictions. We believe, however, that the portfolio is properly invested. It holds many different types of stocks from quality companies that we expect to have increasingly stronger growth in the year ahead. As always, we will focus on companies that we believe are well run, can increase their sales and earnings power over the long term, and have stock prices that are attractive compared to the companies' long-term potential.

An investment in the fund offers the potential for long-term growth but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the portfolio is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

The prices of small- and medium-sized companies may be more volatile than those of larger, more established companies.

1 Holdings are disclosed as a percentage of net assets as of June 30, 2002 and are subject to change: Safeway (2.6%), Johnson & Johnson (4.2%), Intuit (2.4%), eBay (0.6%), Microsoft (4.1%), SLM Corporation (1.7%), Gentex (1.6%), Micron Technologies (0.7%), Maxim (1.5%), Hispanic Broadcasting (2.0%), Texas Regional Bancshares (2.1%).

PERFORMANCE

Top 10 holdings as of 6/30/02 (%)

  Walgreen                     4.6
-----------------------------------
  Johnson & Johnson            4.2
-----------------------------------
  Microsoft                    4.1
-----------------------------------
  Mattel                       4.0
-----------------------------------
  Citigroup                    3.4
-----------------------------------
  Wells Fargo                  3.3
-----------------------------------
  Wyeth                        3.1
-----------------------------------
  Household International      3.0
-----------------------------------
  Kinder Morgan                3.0
-----------------------------------
  McDonald's                   2.9
-----------------------------------


Holdings are calculated as a percentage of the total net assets in SR&F Growth Investor Portfolio. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain these holdings.

Top 5 sectors as of 6/30/02
Young Investor Fund vs. S&P 500 Index (%)

[bar chart data]:

                                    Fund        S&P Index

Financials                          24.2             19.8
Consumer discretionary              22.0             13.6
Information technology              15.0             13.9
Health care                         11.0             13.7
Consumer staples                     7.2              9.9


Sector breakdowns are calculated as a percentage of the total net assets in the Stein Roe & Farnham Growth Investor Portfolio. Since the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

What do the numbers mean?
If you look closely at the chart below, you'll notice that it contains two different kinds of returns. The AVERAGE ANNUAL TOTAL RETURN is given for periods greater than a year (for instance, the "five-year" and "since inception" returns in the chart.) This percentage represents the average yearly return for the time period specified. The CUMULATIVE RETURN is provided for periods less than one year. It represents the percentage by which the fund has grown or shrunk in the number of months indicated.

Average annual total return as of 6/30/02 (%)


                                         Class A                      Class K
                               without             with               without
                             sales charge      sales charge        sales charge

3-month (cumulative)           -14.58             -16.29              -14.58
-------------------------------------------------------------------------------
1-year                         -26.49             -27.96              -26.80
-------------------------------------------------------------------------------
5-year                           0.07               0.07                0.02
-------------------------------------------------------------------------------
Since inception (4/29/94)       10.52              10.52               10.51
-------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. Liberty Young Investor Fund invests all of its investable assets in Stein Roe & Farnham Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as the fund. The fund commenced operations on February 14, 1997, but until January 26, 1998 only offered shares that are now designated as class K shares. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The historical performance of both share classes prior to inception is based on the performance of the SR&F Growth Investor Portfolio, restated to reflect sales charges, 12b-1 fees and other expenses applicable to that share class as set forth in the prospectus "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of dividends and capital gains.

PERFORMANCE

                                  DID YOU KNOW?

When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over longer period of time. The chart below tells you how much money you would have at the end of the reporting period if you had invested $10,000 on April 29, 1994, the fund's inception date.




Performance of a $10,000 investment
4/29/94-6/30/02 ($)

                    without            with
                  sales charge     sales charge
Class A              22,646           22,646
Class K              22,621             n/a


[line chart data]:

                  Class A shares
                  without
                  sales charge         S&P 500 Index

04/29/94         $10,000.0             $10,000.0
                  10,039.0              10,163.0
                   9,690.7               9,914.0
                   9,845.7              10,239.2
                  10,291.7              10,658.0
                  10,234.1              10,397.9
                  10,641.4              10,630.8
                  10,428.6              10,243.9
                  10,720.6              10,395.5
                  10,759.2              10,664.7
                  10,993.7              11,079.6
                  11,384.0              11,406.4
                  11,520.6              11,741.8
                  11,696.9              12,210.3
                  12,692.3              12,493.5
                  13,434.8              12,907.1
                  13,610.8              12,939.4
                  14,333.5              13,485.4
                  14,041.1              13,436.8
                  14,841.4              14,025.4
                  14,934.9              14,296.1
                  15,523.4              14,782.1
                  15,726.7              14,919.6
                  16,376.2              15,062.8
                  17,471.8              15,284.3
                  18,303.5              15,677.1
                  18,647.6              15,736.6
                  17,409.4              15,041.1
                  18,201.5              15,358.4
                  19,379.1              16,221.6
                  19,642.7              16,669.3
                  20,414.6              17,927.8
                  20,151.3              17,572.9
                  21,076.2              18,669.4
                  20,530.3              18,816.9
                  19,142.5              18,045.4
                  20,005.8              19,120.9
                  21,562.3              20,289.2
                  22,571.4              21,192.1
                  24,128.8              22,876.8
                  23,308.4              21,595.7
                  24,443.6              22,777.0
                  23,727.4              22,016.3
                  24,315.8              23,035.6
                  25,373.5              23,431.8
                  25,629.8              23,689.6
                  27,316.3              25,397.6
                  28,149.4              26,698.0
                  28,383.0              26,970.3
                  27,423.7              26,506.4
                  28,959.4              27,582.6
                  27,998.0              27,290.2
                  22,896.7              23,346.8
                  24,220.2              24,843.3
                  25,862.3              26,860.5
                  27,377.8              28,488.3
                  29,193.0              30,129.2
                  30,538.8              31,388.6
                  29,473.0              30,412.4
                  31,736.5              31,628.9
                  32,526.7              32,853.0
                  31,417.6              32,077.7
                  32,913.1              33,851.5
                  31,162.1              32,798.8
                  30,501.4              32,634.8
                  29,839.6              31,740.6
                  32,250.6              33,749.8
                  34,279.2              34,434.9
                  38,207.6              36,459.6
                  37,309.7              34,629.4
                  40,786.9              33,974.9
                  41,810.7              37,297.6
                  38,269.3              36,175.0
                  34,599.3              35,433.4
                  37,823.9              36,305.0
                  37,139.3              35,738.7
                  40,831.0              37,958.1
                  38,932.3              35,953.9
                  37,565.8              35,802.8
                  32,847.6              32,981.6
                  33,954.5              33,143.2
                  35,553.8              34,319.8
                  31,923.7              31,193.2
                  29,440.1              29,218.7
                  32,204.5              31,486.1
                  32,011.3              31,697.0
                  30,823.7              30,926.8
                  28,770.8              30,623.7
                  26,805.8              28,709.7
                  23,286.2              26,392.9
                  24,063.9              26,897.0
                  26,224.8              28,960.0
                  26,439.9              29,214.8
                  25,704.9              28,788.3
                  25,013.4              28,232.7
                  26,524.2              29,294.2
                  24,903.6              27,519.0
                  24,408.0              27,318.1
06/2002           22,646.0              25,385.0


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. Performance includes the contingent deferred sales charge (CDSC) maximum charge of 2% for three years for class A shares. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment. Benchmark performance is from April 30, 1994.

SR&F GROWTH INVESTOR PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)
COMMON STOCKS -- 96.5%               SHARES        VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 22.0%
AUTOMOBILES & COMPONENTS -- 1.6%
   AUTO PARTS & EQUIPMENT -- 1.6%
Gentex Corp. (a)                   500,000    $ 13,735,000
                                              ------------
CONSUMER DURABLES & APPAREL -- 5.1%
   APPARAL & ACCESSORIES -- 1.1%
Tiffany & Co.                      250,000       8,800,000
                                              ------------
   LEISURE PRODUCTS -- 4.0%
Mattel, Inc.                     1,600,000      33,728,000
                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 3.8%
   LEISURE FACILITIES -- 0.9%
Cedar Fair, L.P.                   315,000       7,484,400
                                              ------------
   RESTAURANTS -- 2.9%
McDonald's Corp.                   850,000      24,182,500
                                              ------------
MEDIA -- 8.8%
   BROADCASTING & CABLE -- 4.3%
EchoStar Communications
   Corporation, Class A (a)        200,000       3,712,000
Hispanic Broadcasting
   Corp. (a)                       650,000      16,965,000
Liberty Media Corporation (a)    1,500,000      15,000,000
                                              ------------
                                                35,677,000
                                              ------------
   MOVIES & ENTERTAINMENT -- 4.5%
AOL Time Warner, Inc.              600,000       8,826,000
Viacom, Inc., Class B (a)          400,000      17,748,000
The Walt Disney Co.                600,000      11,340,000
                                              ------------
                                                37,914,000
                                              ------------
RETAILING -- 2.7%
   DEPARTMENT STORES -- 2.1%
Home Depot, Inc.                   200,000       7,346,000
Kohl's Corp.                       150,000      10,512,000
                                              ------------
                                                17,858,000
                                              ------------
   INTERNET & CATALOG RETAILING -- 0.6%
eBay, Inc.                          75,000       4,621,500
                                              ------------
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)         SHARES        VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.2%
FOOD & DRUG RETAILING -- 7.2%
   DRUG RETAIL -- 4.6%
Walgreen Co.                     1,000,000    $ 38,630,000
                                              ------------
   FOOD RETAIL -- 2.6%
Safeway, Inc. (a)                  750,000      21,892,500
                                              ------------
--------------------------------------------------------------------------------
ENERGY -- 1.6%
   OIL & GAS DRILLING -- 1.6%
GlobalSantaFe Corp.                500,000      13,675,000
                                              ------------
--------------------------------------------------------------------------------
FINANCIALS -- 24.2%
BANKS -- 5.4%
Texas Regional Bancshares,
   Inc., Class A                   362,500      17,639,250
Wells Fargo & Co.                  550,000      27,533,000
                                              ------------
                                                45,172,250
                                              ------------
DIVERSIFIED FINANCIALS -- 16.7%
   CONSUMER FINANCE -- 6.7%
Household International, Inc.      500,000      24,850,000
MBNA Corp.                         500,000      16,535,000
SLM Corp.                          150,000      14,535,000
                                              ------------
                                                55,920,000
                                              ------------
   DIVERSIFIED FINANCIAL SERVICES -- 7.6%
Citigroup, Inc.                    725,000      28,093,750
The Goldman Sachs Group, Inc.      300,000      22,005,000
Moody's Corp.                      150,000       7,462,500
Providian Financial Corp.        1,000,000       5,880,000
                                              ------------
                                                63,441,250
                                              ------------
   MULTI-SECTOR HOLDINGS -- 2.4%
S&P 500 Depositary Receipt         200,000      19,792,000
                                              ------------
INSURANCE -- 2.1%
   LIFE & HEALTH INSURANCE -- 2.1%
AFLAC, Inc.                        550,000      17,600,000
                                              ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 11.0%
HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
   HEALTH CARE EQUIPMENT -- 2.1%
Baxter International, Inc.         400,000      17,780,000
                                              ------------
PHARMACEUTICALS & BIOTECHNOLOGY -- 8.9%
   BIOTECHNOLOGY -- 1.7%
Genentech, Inc. (a)                425,000      14,237,500
                                              ------------




See notes to Investment Portfolio.

COMMON STOCKS -- (CONTINUED)         SHARES        VALUE
--------------------------------------------------------------------------------
   PHARMACEUTICALS -- 7.2%
Johnson & Johnson                  675,000    $ 35,275,500
Wyeth                              500,000      25,600,000
                                              ------------
                                                60,875,500
                                              ------------
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.8%
CAPITAL GOODS -- 2.4%
   INDUSTRIAL CONGLOMERATES -- 2.4%
General Electric Co.               700,000      20,335,000
                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
   DATA PROCESSING SERVICES -- 2.3%
Fiserv, Inc.                       200,000       7,342,000
Paychex, Inc.                      375,000      11,733,750
                                              ------------
                                                19,075,750
                                              ------------
TRANSPORTATION -- 1.1%
   AIRLINES -- 1.1%
Southwest Airlines Co.             550,000       8,888,000
                                              ------------
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 15.0%
SOFTWARE & SERVICES -- 8.5%
   APPLICATIONS SOFTWARE -- 3.8%
BEA Systems, Inc. (a)              575,000       5,468,250
Intuit, Inc. (a)                   400,000      19,888,000
Rational Software Corp. (a)        750,000       6,157,500
                                              ------------
                                                31,513,750
                                              ------------
   SYSTEMS SOFTWARE -- 4.7%
Microsoft Corp. (a)                635,000      34,734,500
VERITAS Software Corp. (a)         225,000       4,452,750
                                              ------------
                                                39,187,250
                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT -- 6.5%
   COMPUTER HARDWARE -- 0.9%
Dell Computer Corporation (a)      300,000       7,842,000
                                              ------------
   COMPUTER STORAGE & PERIPHERALS -- 0.8%
Network Appliance, Inc. (a)        560,000       6,966,400
                                              ------------
   NETWORKING EQUIPMENT -- 1.2%
Cisco Systems, Inc. (a)            750,000      10,462,500
                                              ------------
   SEMICONDUCTORS -- 2.3%
Maxim Integrated Products,
   Inc. (a)                        335,000      12,840,550
Micron Technology, Inc.            300,000       6,066,000
                                              ------------
                                                18,906,550
                                              ------------


COMMON STOCKS -- (CONTINUED)         SHARES        VALUE
--------------------------------------------------------------------------------
   TELECOMMUNICATIONS EQUIPMENT -- 1.3%
Nokia Oyj, ADR                     500,000     $ 7,240,000
Scientific-Atlanta, Inc.           200,000       3,290,000
                                              ------------
                                                10,530,000
                                              ------------
--------------------------------------------------------------------------------
MATERIALS -- 4.2%
CHEMICALS -- 1.8%
Minerals Technologies, Inc.        300,000      14,796,000
                                              ------------
METALS & MINING -- 2.4%
   ALUMINUM -- 2.4%
Alcoa, Inc.                        600,000      19,890,000
                                              ------------
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
   INTEGRATED TELECOMMUNICATIONS SERVICES -- 0.9%
BellSouth Corporation              250,000       7,875,000
                                              ------------
--------------------------------------------------------------------------------
UTILITIES -- 4.6%
ELECTRIC UTILITIES -- 1.6%
Calpine Corp. (a)                  720,000       5,061,600
Duke Energy Corp.                  275,000       8,552,500
                                              ------------
                                                13,614,100
                                              ------------
GAS UTILITIES -- 3.0%
Kinder Morgan, Inc.                650,000      24,713,000
                                              ------------

TOTAL COMMON STOCKS
   (cost of $811,527,038)                      807,611,700
                                              ------------

SHORT-TERM
OBLIGATIONS -- 4.6%                    PAR
--------------------------------------------------------------------------------
Repurchase agreement with SBC
   Warburg, Ltd., dated 06/28/02,
   due 07/01/02 at 1.90%,
   collateralized by U.S.
   Treasury Bonds and Notes
   with various maturities
   to 2027, market value
   $39,611,303 (repurchase
   proceeds $38,709,128)
   (cost of $38,703,000)       $38,703,000      38,703,000
                                              ------------
TOTAL INVESTMENTS -- 101.1%
   (cost of $850,230,038)(b)                   846,314,700
                                              ------------
OTHER ASSETS & LIABILITIES, NET-- (1.1)%        (9,317,351)
--------------------------------------------------------------------------------

NET ASSETS-- 100.0%                           $836,997,349
                                              ============


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing
(b) Cost for federal income tax purposes is the same.

      Acronym                        Name
     ---------                      -------
        ADR               American Depositary Receipt



See notes to Investment Portfolio.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Transfer Agent

Important Information About This Report
The Transfer Agent for Liberty Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus, which provides details of sales charges, investment objectives and operating policies of the fund, and with the most recent copy of the Liberty Funds Performance Update.

Quarterly Report:
Liberty Young Investor Fund

Liberty Young Investor Fund  Quarterly Report, June 30, 2002

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(c) 2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
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712-61/314K-0602 (08/02) 02/1440